                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report January 12, 1998
                                        ----------------
                        (Date of earliest event reported)



                      COLLABORATIVE CLINICAL RESEARCH, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                       (000-20699)              34-1685364
-------------------------------    ---------------------      ----------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation)                                               Identification No.)

     20600 Chagrin Boulevard, Cleveland, Ohio                       44122
----------------------------------------------                ----------------
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:            (216) 491-9930
                                                               --------------













                                Page 1 of 3 pages
                         Exhibit Index Appears on Page 3

Item 5. Other Events
--------------------

On January 12, 1998, Collaborative Clinical Research, Inc. (the "Company"), announced that the agreement between DataTRAK, Inc. (a wholly owned subsidiary of the Company) and IBM for joint development and marketing of a clinical trials data management system has been terminated.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COLLABORATIVE CLINICAL RESEARCH, INC.

                             By: /s/ Terry C. Black
                             ------------------------------------------------
                                 Terry C. Black
                                 Vice President of Finance, Chief Financial
                                 Officer, Treasurer, and Assistant Secretary


Date:  January 15, 1998














                                Page 2 of 3 Pages

                                  EXHIBIT INDEX

         EXHIBIT NO.               DESCRIPTION                        PAGE
         -----------               -----------                        ----


         99                Press Release Issued by the Company
                           on January 12, 1998.



































                                Page 3 of 3 Pages